UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2007

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6516 (Commission File Number)	13-2529596 (IRS Employer Identification No.)

14 Philips Parkway Montvale, New Jersey		07645-9998
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Datascope Corp. issued a press release on August 8, 2007, announcing its operating results for the fiscal year ended June 30, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c)      Exhibits
99.1	Press release announcing Datascope Corp.’s results for the fiscal year ended June 30, 2007, filed August 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Henry M. Scaramelli
Vice President,
Chief Financial Officer

Dated: August 9, 2007

EXHIBIT INDEX

Exhibit No.
99.1	Press release announcing Datascope Corp.’s results for the fiscal year ended June 30, 2007, filed August 8, 2007.